UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
 (Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2013

Intermolecular, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 582-5700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
We are filing this Amendment No. 1 to our Current Report on Form 8-K, originally filed on October 2, 2013 in connection with the appointment of C. Richard Neely, Jr. to the role of Chief Financial Officer, solely to add Item 9.01 and the exhibit index. This Form 8-K/A is an amendment and restatement of the original Form 8-K in its entirety to provide a complete presentation.

ITEM 5.02.    DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The Board of Directors of Intermolecular, Inc. (the “Company”) appointed C. Richard Neely, Jr. to the role of the Company's Chief Financial Officer and principal financial and accounting officer effective October 2, 2013 (the “Effective Date”), replacing Mr. Reed Birnbaum who served as the Company’s Interim Chief Financial Officer and principal financial and accounting officer until such date. Mr. Birnbaum will assist Mr. Neely in the transition as well as continue to serve as the Company’s Vice-President of Finance and Corporate Controller.
Mr. Neely, age 59, was most recently the Executive Vice President, Chief Financial Officer at Tessera Technologies from August, 2012 to June, 2013, a company that develops, invests in, licenses and delivers innovative miniaturization technologies and products for next-generation electronic devices. Prior to joining Tessera, Mr. Neely served as Chief Financial Officer at Livescribe, Inc. from February, 2011 to August, 2012, Senior Vice President, Chief Financial Officer at Monolithic Power Systems, Inc. from 2005 to January, 2011, Chief Financial Officer at NuCORE Technology, Inc. from 2002 to 2005, Vice-President, Finance and Corporate Controller at Synopsys, Inc. from 1998 to 1999, Vice-President, Finance and Corporate Controller at Heartport, Inc. from 1996 to 1998 and Director and Controller at Advanced Micro Devices, Inc. from 1980 to 1996. Mr. Neely holds a B.A. in economics from Whitman College, WA and an MBA in finance and marketing from the University of Chicago.
There are no family relationships among Mr. Neely and any of our directors or executive officers and, other than as set forth herein, there are no arrangements or understandings between Mr. Neely and any other persons pursuant to which Mr. Neely was appointed as an executive officer of the Company. There have been no transactions or proposed transactions regarding Mr. Neely that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment, Mr. Neely and the Company entered into an offer of employment letter that became effective on the Effective Date, which provides that Mr. Neely will (i) receive base salary of $285,000 (prorated for any partial year of service); (ii) be eligible to participate in the Company's executive management incentive bonus program, as described in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders, with the target bonus of 40% of his base salary (prorated for any partial year of service); (iii) be granted, upon approval of the Compensation Committee of the Board of Directors (the “Committee”), an option to purchase 210,000 shares of the Company's common stock at a per share exercise price equal to the closing price of a share of common stock on the date of grant, which will vest as to 25% of the shares on the first anniversary of the Effective Date, with the remaining 75% to vest and become exercisable in equal monthly installments over the next three years, subject to Mr. Neely's continued employment with the Company and compliance with the terms of the stock option agreement through each vesting date; (iv) be granted, upon approval of the Committee, 40,000 shares of the Company's restricted stock, which will vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the Effective Date, subject to Mr. Neely's continued employment with the Company and compliance with the terms of the restricted stock agreement through each vesting date.
Pursuant to the terms of Mr. Neely’s offer of employment letter, the Company and Mr. Neely intend to enter into a change in control severance agreement (the “CIC Severance Agreement”) under which Mr. Neely will be entitled to certain payments and benefits upon a qualifying termination of employment. Pursuant to his CIC Severance Agreement, if, on or after the first anniversary of the Effective Date, Mr. Neely’s employment is terminated by the Company other than for “cause” or by Mr. Neely for “good reason” (each as defined in the CIC Severance Agreement) on or within the one-month period preceding, or the one-year period following, a “change in control” (as defined in the CIC Severance Agreement), Mr. Neely will be entitled to receive, in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement, (i) accelerated vesting of all equity compensation then held by him (to the extent then unvested); (ii) a lump sum payment equal to the sum of his annual base salary and target annual bonus; and (iii) Company-paid premiums for COBRA continuation coverage for up to twelve months following the date of termination. If, on or after the first anniversary of the Effective Date, Mr. Neely’s employment is terminated by the Company other than for “cause” or by Mr. Neely for “good reason” at any time other than the period beginning one month preceding and ending one year following a “change in control,” Mr. Neely will be entitled to receive, in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement, (i) a lump sum payment equal to six months of his annual base salary; and (ii) Company-paid premiums for COBRA continuation coverage for up to six months following the date of termination. Mr. Neely’s right to receive the severance payments described above is subject to his continued compliance with certain restrictive covenants and his execution and delivery of an effective general release of claims in favor of the Company.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

10.1*	Employment Agreement dated August 22, 2013 by and between C. Richard Neely, Jr. and Intermolecular, Inc.

99.1*	Press Release dated October 2, 2013, entitled “Intermolecular Names Semiconductor Industry Veteran Rick Neely CFO”

* Previously filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Date: October 4, 2013	By:	/s/ DAVID E. LAZOVSKY
David E. Lazovsky
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Exhibit Description

10.1*	Employment Agreement dated August 22, 2013 by and between C. Richard Neely, Jr. and Intermolecular, Inc.
99.1*	Press Release dated October 2, 2013, entitled “Intermolecular Names Semiconductor Industry Veteran Rick Neely CFO”

* Previously filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2013.